UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-03940

BNY Mellon Strategic Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Address of Principal Executive Offices) (Zip Code)

Deirdre Cunnane, Esq.
240 Greenwich Street
New York, New York 10286
(Name and Address of Agent for Service)

Registrant's Telephone Number, including Area Code: (212) 922-6400

Date of fiscal year end: 05/31

Date of reporting period: 05/31/24

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Select Managers Small Cap Growth Fund

FORM N-CSR

Item 1.  Reports to Stockholders.

BNY Mellon Select Managers Small Cap Growth Fund	ANNUAL SHAREHOLDER REPORT MAY 31, 2024

Class A – DSGAX

This annual shareholder report contains important information about BNY Mellon Select Managers Small Cap Growth Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at im.bnymellon.com/literaturecenter. You can also request this information by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A*	$130	1.30%

*

During the period, fees were waived and/or expenses reimbursed pursuant to an agreement with the Fund’s investment adviser, BNY Mellon Investment Adviser, Inc. If this agreement is not extended in the future, expenses could be higher.

How did the Fund perform last year?

• For the 12-month period ended May 31, 2024, the Fund’s Class A shares returned 15.79%.

• In comparison, the Russell 2000® Growth Index returned 18.38% for the same period.

What affected the Fund’s performance?

• Despite some volatility, the equity market produced a strong performance. Certain surprising data releases pointed to economic strength, and rate cut expectations, coupled with the productivity promise of AI technologies, continued to lift market sentiment.

• Both sector allocation and stock selection detracted from the Fund’s performance, especially stock selection in the information technology sector. An underweight to the volatility factor also detracted from performance.

• Stock selection in industrials was the primary contributor to the Fund’s performance, while an overweight to this best-performing sector also added to the performance. An overweight to the momentum factor helped performance as well.

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How did the Fund perform over the past 10 years?

The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Cumulative Performance from June 1, 2014 through May 31, 2024 Initial Investment of $10,000 Years Ended 5/31

The above graph compares a hypothetical $10,000 investment in the Fund’s Class A shares to a hypothetical investment of $10,000 made in each of the Russell 3000® Index (a broad-based index) and Russell 2000® Growth Index on 5/31/2014. The performance shown takes into account the maximum initial sales charge on Class A shares and applicable fees and expenses of the Fund, including management fees and other expenses. The Fund’s performance also assumes the reinvestment of dividends and capital gains. Unlike the Fund, the indexes are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.

AVERAGE ANNUAL TOTAL RETURNS (AS OF 5/31/24)
Class A Shares	1YR	5YR	10YR
with Maximum Sales Charge - 5.75%	9.13%	6.19%	7.14%
without Sales Charge	15.79%	7.45%	7.78%
Russell 3000® Index (broad-based index)*	27.58%	15.00%	12.09%
Russell 2000® Growth Index	18.38%	7.79%	8.06%

*

In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective as of May 31, 2024.

The performance data quoted represent past performance, which is no guarantee of future results. For more current information visit im.bnymellon.com/literaturecenter.

KEY FUND STATISTICS (AS OF 5/31/24)

Fund Size (Millions)	Number of Holdings	Total Advisory Fee Paid During Period	Annual Portfolio Turnover
$86	268	$1,360,872	81.76%

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

Portfolio Holdings (as of 5/31/24)

Sector Allocation (Based on Net Assets)

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How has the Fund changed?

• The Board of Directors has approved the liquidation of the Fund, effective on or about July 26, 2024 (the “Liquidation Date”). Before the Liquidation Date, and at the discretion of Fund management, the Fund’s portfolio securities will be sold and the Fund may cease to pursue its investment objective and policies. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax. Accordingly, effective on or about June 21, 2024 (the “Closing Date”), the Fund was closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans if the Fund is established as an investment option under the plans before the Closing Date.

This is a summary of certain changes to the Fund since June 1, 2023. For more complete information, you may review the Fund’s current prospectus, dated September 29, 2023, as supplemented on May 16, 2024, which is available at im.bnymellon.com/literaturecenter or upon request at 1-800-373-9387.

For additional information about the Fund, including its prospectus, financial information, portfolio holdings and proxy voting information, please visit im.bnymellon.com/literaturecenter.

© 2024 BNY Mellon Securities Corporation, Distributor, 240 Greenwich Street, 9th Floor, NewYork, NY 10281. Code-6289AR0524

BNY Mellon Select Managers Small Cap Growth Fund	ANNUAL SHAREHOLDER REPORT MAY 31, 2024

Class C – DSGCX

This annual shareholder report contains important information about BNY Mellon Select Managers Small Cap Growth Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at im.bnymellon.com/literaturecenter. You can also request this information by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C*	$205	2.05%

*

During the period, fees were waived and/or expenses reimbursed pursuant to an agreement with the Fund’s investment adviser, BNY Mellon Investment Adviser, Inc. If this agreement is not extended in the future, expenses could be higher.

How did the Fund perform last year?

• For the 12-month period ended May 31, 2024, the Fund’s Class C shares returned 14.94%.

• In comparison, the Russell 2000® Growth Index returned 18.38% for the same period.

What affected the Fund’s performance?

• Despite some volatility, the equity market produced a strong performance. Certain surprising data releases pointed to economic strength, and rate cut expectations, coupled with the productivity promise of AI technologies, continued to lift market sentiment.

• Both sector allocation and stock selection detracted from the Fund’s performance, especially stock selection in the information technology sector. An underweight to the volatility factor also detracted from performance.

• Stock selection in industrials was the primary contributor to the Fund’s performance, while an overweight to this best-performing sector also added to the performance. An overweight to the momentum factor helped performance as well.

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How did the Fund perform over the past 10 years?

The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Cumulative Performance from June 1, 2014 through May 31, 2024 Initial Investment of $10,000 Years Ended 5/31

The above graph compares a hypothetical $10,000 investment in the Fund’s Class C shares to a hypothetical investment of $10,000 made in each of the Russell 3000® Index (a broad-based index) and Russell 2000® Growth Index on 5/31/2014. The performance shown takes into account the maximum deferred sales charge on Class C shares and applicable fees and expenses of the Fund, including management fees, 12b-1 fees and other expenses. The Fund’s performance also assumes the reinvestment of dividends and capital gains. Unlike the Fund, the indexes are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.

AVERAGE ANNUAL TOTAL RETURNS (AS OF 5/31/24)
Class C Shares	1YR		5YR	10YR
with Maximum Deferred Sales Charge - 1.00%	13.94%	*	6.64%	6.98%
without Deferred Sales Charge	14.94%		6.64%	6.98%
Russell 3000® Index (broad-based index)**	27.58%		15.00%	12.09%
Russell 2000® Growth Index	18.38%		7.79%	8.06%

*	The maximum contingent deferred sales charge for Class C shares is 1.00% for shares redeemed within one year of the date purchased.
**

In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective as of May 31, 2024.

The performance data quoted represent past performance, which is no guarantee of future results. For more current information visit im.bnymellon.com/literaturecenter.

KEY FUND STATISTICS (AS OF 5/31/24)

Fund Size (Millions)	Number of Holdings	Total Advisory Fee Paid During Period	Annual Portfolio Turnover
$86	268	$1,360,872	81.76%

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

Portfolio Holdings (as of 5/31/24)

Sector Allocation (Based on Net Assets)

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How has the Fund changed?

• The Board of Directors has approved the liquidation of the Fund, effective on or about July 26, 2024 (the “Liquidation Date”). Before the Liquidation Date, and at the discretion of Fund management, the Fund’s portfolio securities will be sold and the Fund may cease to pursue its investment objective and policies. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax. Accordingly, effective on or about June 21, 2024 (the “Closing Date”), the Fund was closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans if the Fund is established as an investment option under the plans before the Closing Date.

This is a summary of certain changes to the Fund since June 1, 2023. For more complete information, you may review the Fund’s current prospectus, dated September 29, 2023, as supplemented on May 16, 2024, which is available at im.bnymellon.com/literaturecenter or upon request at 1-800-373-9387.

For additional information about the Fund, including its prospectus, financial information, portfolio holdings and proxy voting information, please visit im.bnymellon.com/literaturecenter.

© 2024 BNY Mellon Securities Corporation, Distributor, 240 Greenwich Street, 9th Floor, NewYork, NY 10281. Code-6290AR0524

BNY Mellon Select Managers Small Cap Growth Fund	ANNUAL SHAREHOLDER REPORT MAY 31, 2024

Class I – DSGIX

This annual shareholder report contains important information about BNY Mellon Select Managers Small Cap Growth Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at im.bnymellon.com/literaturecenter. You can also request this information by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I*	$105	1.05%

*

During the period, fees were waived and/or expenses reimbursed pursuant to an agreement with the Fund’s investment adviser, BNY Mellon Investment Adviser, Inc. If this agreement is not extended in the future, expenses could be higher.

How did the Fund perform last year?

• For the 12-month period ended May 31, 2024, the Fund’s Class I shares returned 16.12%.

• In comparison, the Russell 2000® Growth Index returned 18.38% for the same period.

What affected the Fund’s performance?

• Despite some volatility, the equity market produced a strong performance. Certain surprising data releases pointed to economic strength, and rate cut expectations, coupled with the productivity promise of AI technologies, continued to lift market sentiment.

• Both sector allocation and stock selection detracted from the Fund’s performance, especially stock selection in the information technology sector. An underweight to the volatility factor also detracted from performance.

• Stock selection in industrials was the primary contributor to the Fund’s performance, while an overweight to this best-performing sector also added to the performance. An overweight to the momentum factor helped performance as well.

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How did the Fund perform over the past 10 years?

The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Cumulative Performance from June 1, 2014 through May 31, 2024 Initial Investment of $10,000 Years Ended 5/31

The above graph compares a hypothetical $10,000 investment in the Fund’s Class I shares to a hypothetical investment of $10,000 made in each of the Russell 3000® Index (a broad-based index) and Russell 2000® Growth Index on 5/31/2014. The performance shown takes into account applicable fees and expenses of the Fund, including management fees and other expenses. The Fund’s performance also assumes the reinvestment of dividends and capital gains. Unlike the Fund, the indexes are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.

AVERAGE ANNUAL TOTAL RETURNS (AS OF 5/31/24)
	1YR	5YR	10YR
Class I Shares	16.12%	7.75%	8.09%
Russell 3000® Index (broad-based index)*	27.58%	15.00%	12.09%
Russell 2000® Growth Index	18.38%	7.79%	8.06%

*

In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective as of May 31, 2024.

The performance data quoted represent past performance, which is no guarantee of future results. For more current information visit im.bnymellon.com/literaturecenter.

KEY FUND STATISTICS (AS OF 5/31/24)

Fund Size (Millions)	Number of Holdings	Total Advisory Fee Paid During Period	Annual Portfolio Turnover
$86	268	$1,360,872	81.76%

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

Portfolio Holdings (as of 5/31/24)

Sector Allocation (Based on Net Assets)

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How has the Fund changed?

• The Board of Directors has approved the liquidation of the Fund, effective on or about July 26, 2024 (the “Liquidation Date”). Before the Liquidation Date, and at the discretion of Fund management, the Fund’s portfolio securities will be sold and the Fund may cease to pursue its investment objective and policies. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax. Accordingly, effective on or about June 21, 2024 (the “Closing Date”), the Fund was closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans if the Fund is established as an investment option under the plans before the Closing Date.

This is a summary of certain changes to the Fund since June 1, 2023. For more complete information, you may review the Fund’s current prospectus, dated September 29, 2023, as supplemented on May 16, 2024, which is available at im.bnymellon.com/literaturecenter or upon request at 1-800-373-9387.

For additional information about the Fund, including its prospectus, financial information, portfolio holdings and proxy voting information, please visit im.bnymellon.com/literaturecenter.

© 2024 BNY Mellon Securities Corporation, Distributor, 240 Greenwich Street, 9th Floor, NewYork, NY 10281. Code-6291AR0524

BNY Mellon Select Managers Small Cap Growth Fund	ANNUAL SHAREHOLDER REPORT MAY 31, 2024

Class Y – DSGYX

This annual shareholder report contains important information about BNY Mellon Select Managers Small Cap Growth Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at im.bnymellon.com/literaturecenter. You can also request this information by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y*	$98	0.98%

*

During the period, fees were waived and/or expenses reimbursed pursuant to an agreement with the Fund’s investment adviser, BNY Mellon Investment Adviser, Inc. If this agreement is not extended in the future, expenses could be higher.

How did the Fund perform last year?

• For the 12-month period ended May 31, 2024, the Fund’s Class Y shares returned 16.21%.

• In comparison, the Russell 2000® Growth Index returned 18.38% for the same period.

What affected the Fund’s performance?

• Despite some volatility, the equity market produced a strong performance. Certain surprising data releases pointed to economic strength, and rate cut expectations, coupled with the productivity promise of AI technologies, continued to lift market sentiment.

• Both sector allocation and stock selection detracted from the Fund’s performance, especially stock selection in the information technology sector. An underweight to the volatility factor also detracted from performance.

• Stock selection in industrials was the primary contributor to the Fund’s performance, while an overweight to this best-performing sector also added to the performance. An overweight to the momentum factor helped performance as well.

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How did the Fund perform over the past 10 years?

The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Cumulative Performance from June 1, 2014 through May 31, 2024 Initial Investment of $1,000,000 Years Ended 5/31

The above graph compares a hypothetical $1,000,000 investment in the Fund’s Class Y shares to a hypothetical investment of $1,000,000 made in each of the Russell 3000® Index (a broad-based index) and Russell 2000® Growth Index on 5/31/2014. The performance shown takes into account applicable fees and expenses of the Fund, including management fees and other expenses. The Fund’s performance also assumes the reinvestment of dividends and capital gains. Unlike the Fund, the indexes are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.

AVERAGE ANNUAL TOTAL RETURNS (AS OF 5/31/24)
	1YR	5YR	10YR
Class Y Shares	16.21%	7.81%	8.13%
Russell 3000® Index (broad-based index)*	27.58%	15.00%	12.09%
Russell 2000® Growth Index	18.38%	7.79%	8.06%

*

In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective as of May 31, 2024.

The performance data quoted represent past performance, which is no guarantee of future results. For more current information visit im.bnymellon.com/literaturecenter.

KEY FUND STATISTICS (AS OF 5/31/24)

Fund Size (Millions)	Number of Holdings	Total Advisory Fee Paid During Period	Annual Portfolio Turnover
$86	268	$1,360,872	81.76%

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

Portfolio Holdings (as of 5/31/24)

Sector Allocation (Based on Net Assets)

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How has the Fund changed?

• The Board of Directors has approved the liquidation of the Fund, effective on or about July 26, 2024 (the “Liquidation Date”). Before the Liquidation Date, and at the discretion of Fund management, the Fund’s portfolio securities will be sold and the Fund may cease to pursue its investment objective and policies. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax. Accordingly, effective on or about June 21, 2024 (the “Closing Date”), the Fund was closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans if the Fund is established as an investment option under the plans before the Closing Date.

This is a summary of certain changes to the Fund since June 1, 2023. For more complete information, you may review the Fund’s current prospectus, dated September 29, 2023, as supplemented on May 16, 2024, which is available at im.bnymellon.com/literaturecenter or upon request at 1-800-373-9387.

For additional information about the Fund, including its prospectus, financial information, portfolio holdings and proxy voting information, please visit im.bnymellon.com/literaturecenter.

© 2024 BNY Mellon Securities Corporation, Distributor, 240 Greenwich Street, 9th Floor, NewYork, NY 10281. Code-0533AR0524

Item 2.  Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.   Audit Committee Financial Expert.

The Registrant's Board has determined that Alan H. Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.   Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,261 in 2023 and $36,986 in 2024.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,193 in 2023 and $8,910 in 2024. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies..

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2023 and $0 in 2024.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,763 in 2023 and $4,763 in 2024. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $6,737 in 2023 and $7,082 in 2024.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $75 in 2023 and $71 in 2024. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2023 and $0 in 2024.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,767,321 in 2023 and $1,744,889 in 2024.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i) Not applicable.

(j) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.  Investments.

 Not applicable.

BNY Mellon Select Managers Small Cap Growth Fund

ANNUAL REPORT May 31, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2022, through May 31, 2023, as provided by Portfolio Allocation Manager, Elena Goncharova.

Market and Fund Performance Overview

For the 12-month period ended May 31, 2023, BNY Mellon Select Managers Small Cap Growth Fund’s (the “fund”) Class A, Class C, Class I and Class Y shares at NAV produced total returns of −4.90%, −5.68%, −4.74% and −4.64%, respectively.1 In comparison, the Russell 2000® Growth Index (the “Index”), the fund’s benchmark, returned 2.68% for the same period.2

Small-cap growth stocks gained ground over the reporting period as markets began to anticipate the end of the Federal Reserve’s (the “Fed”) rate-hiking cycle. The fund lagged the Index due to both unfavorable asset allocation and stock selection decisions.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in the stocks of small-cap companies. The fund’s portfolio is constructed to have a growth tilt.

The fund uses a “multi-manager” approach by selecting various sub-advisers to manage its assets. We may hire, terminate or replace sub-advisers and modify material terms and conditions of sub-advisory arrangements without shareholder approval.

The fund’s assets are currently allocated to six sub-advisers, each acting independently and using its own methodology to select portfolio investments. At the end of the reporting period, 13% of the fund’s assets were under the management of Redwood Investments, LLC, which employs a blend of quantitative and qualitative research to build growth and core equity portfolios; approximately 24% of the fund’s assets were under the management of Geneva Capital Management, LLC, which employs bottom-up fundamental analysis supplemented by top-down considerations to identify companies with a consistent, sustainable record of growth; approximately 10% of the fund’s assets were under the management of Nicholas Investment Partners, L.P., which uses a bottom-up approach to security selection, combining rigorous fundamental analysis with the discipline and objectivity of quantitative analytics; EAM Investors, LLC, which managed 19% of the fund’s assets, chooses investments through bottom-up fundamental analysis using a blend of a quantitative discovery process and a qualitative analysis process; approximately 15% of the fund’s assets were managed by Granite Investment Partners, LLC, which seeks attractively valued, small-cap companies with catalysts for growth; and 19% of the fund’s assets were managed by Rice Hall James & Associates LLC, which seeks growing companies with high earnings growth, high or improving returns on invested capital and sustainable competitive advantages. The percentages of the fund’s assets allocated to the various sub-advisers can change over time, within ranges described in the prospectus.

Market Buffeted by Countervailing Trends

The reporting period was marked by a range of factors that largely depressed returns, but some supporting trends emerged, which brought some stability to the market and benefited small-cap stocks. The dominant theme continued to be the Fed’s continued monetary tightening policies aimed at curbing inflation. Added to this was the banking crisis that emerged early in 2023. Uncertainty about the outcome of the debt ceiling standoff in the Congress also weighed on markets, while the anticipated end to the Fed’s rate hikes and the emergence of the artificial intelligence (AI) theme provided markets with some support.

The Fed reiterated its outlook that rates need to remain higher for longer, but data showed that inflation continued to slow from its peak in June 2022, and that the labor market began to soften. Though unemployment has remained relatively low, some large technology companies announced layoffs or paused hiring amid a more cautious macroeconomic outlook.

The fourth quarter 2022 and first quarter 2023 earnings seasons reflected similar themes, including a corporate spending pullback and a focus on optimization and trimming labor costs. But the banking crisis that emerged was especially disruptive. Three regional banks—Silicon Valley Bank, Signature Bank and First Republic Bank—faced mounting losses in their long-dated bond holdings as interest rates rose. Uninsured depositors were spooked by the headlines and lost confidence, choosing to move their money into larger money center banks.

In May 2023, Congress reached an apparent standoff in the debate on the federal debt ceiling. While an agreement was eventually reached, providing the market with some relief, the run-up caused some turmoil as the prospect of a default was threatened.

The market also benefited from investors’ anticipation of the end of the Fed’s tightening cycle. While rate cuts are not anticipated in the near term, a pause in rate hikes and a potential end to tightening boosted investor sentiment. The possibility that the economy could avoid recession provided some support to the market as well.

The market also was boosted by the launch of ChatGPT by Open AI, which drew investors’ attention to the promise of artificial intelligence and its likely enhancement of productivity and economic growth. While the most immediate beneficiaries of this news were large-cap growth stocks in the information technology sector, their performance provided support to the market as a whole.

Asset Allocation and Security Selection Hindered Returns

The fund’s relative underperformance versus the Index stemmed from both unfavorable asset allocation and stock selections by the fund’s underlying portfolio managers. Allocations to the industrials and consumer discretionary sectors detracted as underlying funds were slow to exit stocks that had benefited from the pandemic. Stock selections were detrimental across most sectors, especially in the health care sector. Stocks in the pharmaceutical and biotechnology industries are often considered “low quality,” and most underlying fund managers prefer “high quality” companies, such as those that are suppliers to drug and biotechnology companies. But “high quality” companies generally lagged during the period. In the energy sector, a position in Chart Industries, Inc., a manufacturer of natural gas storage and liquification equipment, was a particular detractor. As for factor performance, an overweight to momentum hampered performance, especially in the health care and energy sectors.

On a more positive note, certain stock selections, especially in the financial and health care sectors, added to performance. In the financials sector, a position in Fair Isaac Corp. also known as FICO, which offers data analytics related to consumer credit scoring, was especially advantageous. The company’s shares benefited from an agreement to share its data with several artificial intelligence platforms. While health care selections were mostly detrimental, those made by the Nicholas Investment Partners were notably beneficial. As for factor performance, being underweight size, profitability and volatility was beneficial, as was an overweight to liquidity.

Recession Still Likely

While some investors believe a recession is no longer likely in the near term, we remain cautious. A number of factors suggest that such a slowdown is still on the table. Consumer indebtedness is

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

increasing, and the labor market has begun to show some weakness. While some expected that wages would catch up to inflation, that does not appear to be happening. In addition, profit margins are coming under pressure, and may narrow further as companies are forced to refinance at higher interest rates. Developed markets as a whole are slowing, and earnings estimates for second quarter 2023 are not promising. Adding to this concern, despite the Fed’s progress in bringing inflation down, it still remains a factor.

June 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through September 30, 2023, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

Multi-manager risk means each sub-adviser makes investment decisions independently, and it is possible that the investment styles of the sub-advisers may not complement one another. Consequently, the fund’s exposure to a given stock, industry or investment style could be greater or smaller than if the fund had a single adviser.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Select Managers Small Cap Growth Fund with a hypothetical investment of $10,000 in the Russell 2000® Growth Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class C shares and Class I shares of BNY Mellon Select Managers Small Cap Growth Fund on 5/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Select Managers Small Cap Growth Fund with a hypothetical investment of $1,000,000 in the Russell 2000® Growth Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Select Managers Small Cap Growth Fund on 5/31/13 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/2023
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	7/1/10	-10.38%	2.46%	6.78%
without sales charge	7/1/10	-4.90%	3.69%	7.41%
Class C shares
with applicable redemption charge†	7/1/10	-6.52%	2.93%	6.61%
without redemption	7/1/10	-5.68%	2.93%	6.61%
Class I shares	7/1/10	-4.74%	3.96%	7.71%
Class Y shares	7/1/13	-4.64%	4.02%	7.84%††
Russell 2000® Growth Index	6/30/10	2.68%	2.74%	7.90%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales load for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Select Managers Small Cap Growth Fund from December 1, 2022 to May 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.34	$9.98	$5.12	$4.78
Ending value (after expenses)	$956.20	$952.30	$957.10	$957.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.54	$10.30	$5.29	$4.94
Ending value (after expenses)	$1,018.45	$1,014.71	$1,019.70	$1,020.04
†

Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, 1.05% for Class I and .98% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2023

Description	Shares		Value ($)
Common Stocks - 95.0%
Automobiles & Components - 2.2%
Dorman Products, Inc.	8,005	[a]	656,810
Fox Factory Holding Corp.	19,314	[a]	1,717,401
LCI Industries	9,468	[b]	1,022,923
Modine Manufacturing Co.	8,554	[a]	233,439
Visteon Corp.	8,085	[a]	1,079,995
			4,710,568
Banks - 1.4%
Axos Financial, Inc.	49,861	[a]	1,885,742
Bank OZK	14,630	[b]	505,905
Heritage Commerce Corp.	8,468		61,647
Wintrust Financial Corp.	7,258		461,391
			2,914,685
Capital Goods - 11.6%
AAON, Inc.	17,755		1,537,761
AeroVironment, Inc.	7,168	[a]	669,563
Alamo Group, Inc.	4,803		799,508
Albany International Corp., Cl. A	5,790		491,687
Applied Industrial Technologies, Inc.	5,411		665,337
Armstrong World Industries, Inc.	10,448		652,373
Barnes Group, Inc.	8,971		353,009
Blue Bird Corp.	8,453	[a]	214,368
Chart Industries, Inc.	3,728	[a]	409,073
Comfort Systems USA, Inc.	1,778		263,108
Construction Partners, Inc., Cl. A	42,742	[a]	1,182,671
Crane Co.	9,472		688,236
Crane NXT Co.	4,184		220,204
Donaldson Co., Inc.	9,828		575,233
EMCOR Group, Inc.	2,524		416,056
Energy Recovery, Inc.	6,673	[a]	158,884
EnerSys	2,616		254,458
EnPro Industries, Inc.	2,097		211,965
Esab Corp.	8,724		512,273
ESCO Technologies, Inc.	11,837		1,065,330
Federal Signal Corp.	3,985		211,165
Fluence Energy, Inc.	13,649	[a,b]	338,495
Fluor Corp.	16,940	[a,b]	449,926
FTAI Aviation Ltd.	9,121		255,844
Gates Industrial Corp. PLC	11,794	[a]	138,226
H&E Equipment Services, Inc.	10,275		369,489
Hayward Holdings, Inc.	43,211	[a,b]	469,271
Kratos Defense & Security Solutions, Inc.	37,221	[a]	489,084

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 95.0% (continued)
Capital Goods - 11.6% (continued)
Masonite International Corp.	18,003	[a]	1,585,524
MasTec, Inc.	2,225	[a]	225,526
MSC Industrial Direct Co., Inc., Cl. A	2,519		226,508
MYR Group, Inc.	2,103	[a]	268,133
NEXTracker, Inc., Cl. A	5,641	[a]	215,768
Owens Corning	2,272		241,582
Parsons Corp.	7,246	[a]	323,824
PGT Innovations, Inc.	24,725	[a]	614,911
Powell Industries, Inc.	4,107		236,153
RBC Bearings, Inc.	7,793	[a]	1,545,274
Regal Rexnord Corp.	1,739		225,879
Rush Enterprises, Inc., Cl. A	11,057		577,949
Simpson Manufacturing Co., Inc.	2,439		288,265
SiteOne Landscape Supply, Inc.	6,920	[a]	954,199
Standex International Corp.	1,724		234,792
Sterling Infrastructure, Inc.	4,620	[a]	212,843
Symbotic, Inc.	15,027	[a,b]	495,590
Terex Corp.	5,771		267,601
The AZEK Company, Inc.	21,357	[a]	496,550
Trex Co., Inc.	18,750	[a]	962,813
Vertiv Holdings Co.	13,445		259,489
Vicor Corp.	3,902	[a]	215,976
			24,737,746
Commercial & Professional Services - 7.6%
ACV Auctions, Inc., Cl. A	15,031	[a]	256,128
CACI International, Inc., Cl. A	2,839	[a]	849,486
Casella Waste Systems, Inc., Cl. A	18,702	[a]	1,686,172
CBIZ, Inc.	19,100	[a]	963,022
Cimpress PLC	4,672	[a]	223,228
Clean Harbors, Inc.	3,085	[a]	433,134
ExlService Holdings, Inc.	11,209	[a]	1,691,886
Exponent, Inc.	18,742		1,711,519
Franklin Covey Co.	13,187	[a]	486,864
FTI Consulting, Inc.	905	[a]	170,149
Heritage-Crystal Clean, Inc.	14,772	[a]	489,839
ICF International, Inc.	5,068		567,565
KBR, Inc.	4,197		247,707
Legalzoom.com, Inc.	20,470	[a]	229,059
MAXIMUS, Inc.	10,002		809,762
Montrose Environmental Group, Inc.	15,307	[a]	537,123
MSA Safety, Inc.	3,850		529,606
NV5 Global, Inc.	6,111	[a]	553,779
Paycor HCM, Inc.	18,691	[a]	411,015

Description	Shares		Value ($)
Common Stocks - 95.0% (continued)
Commercial & Professional Services - 7.6% (continued)
RB Global, Inc.	8,756		456,012
The Brink's Company	11,044		734,757
Willdan Group, Inc.	13,221	[a]	220,262
WNS Holdings Ltd., ADR	25,969	[a]	2,017,791
			16,275,865
Consumer Discretionary Distribution - .6%
Dick's Sporting Goods, Inc.	1,201		153,140
Overstock.com, Inc.	28,219	[a]	528,542
Signet Jewelers Ltd.	6,802	[b]	431,859
Sleep Number Corp.	6,627	[a]	120,214
			1,233,755
Consumer Discretionary Distribution & Retail - 1.2%
American Eagle Outfitters, Inc.	31,531		320,670
Ollie's Bargain Outlet Holdings, Inc.	21,282	[a]	1,173,064
Pool Corp.	1,704		538,856
Urban Outfitters, Inc.	8,125	[a]	250,413
Valvoline, Inc.	6,553		252,291
			2,535,294
Consumer Durables & Apparel - 1.6%
Acushnet Holdings Corp.	3,203	[b]	143,366
Crocs, Inc.	3,380	[a]	379,506
Deckers Outdoor Corp.	381	[a]	180,975
Green Brick Partners, Inc.	4,162	[a]	199,235
M/I Homes, Inc.	3,606	[a]	254,836
Meritage Homes Corp.	2,001		230,775
Skyline Champion Corp.	8,331	[a]	484,281
Taylor Morrison Home Corp.	18,190	[a]	771,802
Topgolf Callaway Brands Corp.	13,749	[a]	234,695
Tri Pointe Homes, Inc.	17,300	[a]	505,333
			3,384,804
Consumer Services - 4.4%
Boyd Gaming Corp.	11,261		717,664
Bright Horizons Family Solutions, Inc.	8,011	[a]	685,742
Century Casinos, Inc.	40,967	[a]	278,166
Duolingo, Inc.	1,962	[a]	293,456
Hilton Grand Vacations, Inc.	12,126	[a]	518,387
Kura Sushi USA, Inc., Cl. A	5,780	[a,b]	471,013
Life Time Group Holdings, Inc	12,916	[a]	245,533
Red Robin Gourmet Burgers, Inc.	14,677	[a]	185,958
Shake Shack, Inc., Cl. A	4,031	[a]	266,731
Stride, Inc.	41,587	[a]	1,680,531
Texas Roadhouse, Inc.	22,073		2,381,676
Vail Resorts, Inc.	3,024		735,437

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 95.0% (continued)
Consumer Services - 4.4% (continued)
Wingstop, Inc.	3,835		764,546
WW International, Inc.	31,183	[a]	204,560
			9,429,400
Consumer Staples Distribution - .5%
BJ's Wholesale Club Holdings, Inc.	5,991	[a]	375,336
Grocery Outlet Holding Corp.	12,657	[a]	363,509
Performance Food Group Co.	4,433	[a]	245,101
			983,946
Energy - 1.6%
Borr Drilling Ltd.	24,437	[a]	167,393
Cactus, Inc., Cl. A	13,514		426,772
ChampionX Corp.	23,585		595,757
Earthstone Energy, Inc., Cl. A	30,602	[a]	367,530
Helmerich & Payne, Inc.	13,436		414,904
Noble Corp. PLC	18,923	[a]	714,154
TechnipFMC PLC	32,602	[a]	428,390
Weatherford International PLC	4,353	[a]	245,683
			3,360,583
Equity Real Estate Investment - .5%
Retail Opportunity Investments Corp.	33,748	[c]	411,726
Terreno Realty Corp.	9,333	[c]	572,393
			984,119
Financial Services - 3.1%
Donnelley Financial Solutions, Inc.	37,532	[a]	1,664,544
Euronet Worldwide, Inc.	17,436	[a]	1,942,370
Evercore, Inc., Cl. A	2,312		249,580
Federal Agricultural Mortgage Corp., Cl. C	3,688		493,491
FirstCash Holdings, Inc.	6,047		595,871
I3 Verticals, Inc., Cl. A	25,247	[a]	576,894
MGIC Investment Corp.	24,578		371,619
PJT Partners, Inc., Cl. A	5,032		339,157
Remitly Global, Inc.	18,112	[a,b]	332,174
			6,565,700
Food, Beverage & Tobacco - 2.4%
Celsius Holdings, Inc.	7,161	[a]	898,920
Freshpet, Inc.	19,432	[a,b]	1,161,257
Ingredion, Inc.	1,868		195,393
J&J Snack Foods Corp.	6,957		1,071,030
John B. Sanfilippo & Son, Inc.	2,457		285,577
MGP Ingredients, Inc.	8,076		767,705
Sovos Brands, Inc.	13,832	[a]	262,670
SunOpta, Inc.	12,636	[a]	85,040

Description	Shares		Value ($)
Common Stocks - 95.0% (continued)
Food, Beverage & Tobacco - 2.4% (continued)
The Vita Coco Co., Inc.	13,502	[a]	360,233
			5,087,825
Health Care Equipment & Services - 9.8%
Addus HomeCare Corp.	6,530	[a]	588,680
Alphatec Holdings, Inc.	11,615	[a]	176,083
AMN Healthcare Services, Inc.	5,598	[a]	531,586
AtriCure, Inc.	10,632	[a]	478,121
Axonics, Inc.	12,107	[a]	585,858
Certara, Inc.	70,255	[a]	1,459,899
CorVel Corp.	1,186	[a]	231,792
Doximity, Inc., Cl. A	32,663	[a,b]	1,001,774
Establishment Labs Holdings, Inc.	12,014	[a,b]	775,143
Evolent Health, Inc., Cl. A	18,640	[a]	543,170
Globus Medical, Inc., Cl. A	19,328	[a]	1,046,225
HealthEquity, Inc.	11,063	[a]	606,252
Inari Medical, Inc.	5,239	[a]	316,436
Inmode Ltd.	10,159	[a]	320,720
Inspire Medical Systems, Inc.	2,392	[a]	699,636
Lantheus Holdings, Inc.	15,676	[a]	1,357,386
LeMaitre Vascular, Inc.	15,372		965,977
Masimo Corp.	4,138	[a]	669,694
Merit Medical Systems, Inc.	11,526	[a]	949,742
Neogen Corp.	50,464	[a]	882,615
NeoGenomics, Inc.	12,136	[a]	208,496
Omnicell, Inc.	21,018	[a]	1,543,141
Penumbra, Inc.	665	[a]	204,381
Premier, Inc., Cl. A	25,487		637,175
RadNet, Inc.	9,424	[a]	272,731
RxSight, Inc.	10,453	[a]	254,740
Schrodinger, Inc.	6,100	[a]	204,045
Shockwave Medical, Inc.	2,159		593,919
SI-BONE, Inc.	10,199	[a]	256,811
STAAR Surgical Co.	12,834	[a]	744,629
The Ensign Group, Inc.	7,938		703,386
TransMedics Group, Inc.	7,058	[a]	512,834
Treace Medical Concepts, Inc.	8,856	[a]	235,570
UFP Technologies, Inc.	2,380	[a]	368,019
			20,926,666
Household & Personal Products - 1.3%
BellRing Brands, Inc.	17,935	[a]	656,780
e.l.f. Beauty, Inc.	5,214	[a]	542,360
Inter Parfums, Inc.	7,939		997,138

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 95.0% (continued)
Household & Personal Products - 1.3% (continued)
WD-40 Co.	2,963	[b]	561,933
			2,758,211
Insurance - 2.2%
BRP Group, Inc., Cl. A	19,283	[a]	386,817
Kinsale Capital Group, Inc.	9,964		3,018,893
Palomar Holdings, Inc.	15,668	[a]	856,413
Stewart Information Services Corp.	10,345		463,870
			4,725,993
Materials - 2.5%
Aspen Aerogels, Inc.	35,071	[a]	230,416
Balchem Corp.	10,155		1,255,463
Carpenter Technology Corp.	19,378		883,830
Eagle Materials, Inc.	1,527		248,794
Ecovyst, Inc.	30,814	[a]	309,373
Ingevity Corp.	14,180	[a]	669,154
Livent Corp.	42,079	[a,b]	969,921
Methanex Corp.	13,700	[b]	559,919
O-I Glass, Inc.	14,330	[a]	296,918
			5,423,788
Media & Entertainment - 2.6%
Bumble Inc., CI. A	25,615	[a]	391,910
Eventbrite, Inc., Cl. A	31,823		231,035
Integral Ad Science Holding Corp.	17,755	[a]	335,747
Liberty Media Corp-Liberty Braves, Cl. A	2,241	[a]	83,746
Liberty Media Corp-Liberty Braves, Cl. C	4,626	[a]	169,682
Shutterstock, Inc.	12,796		636,857
TechTarget, Inc.	12,625	[a]	438,593
World Wrestling Entertainment, Inc., Cl. A	20,114		2,037,951
Ziff Davis, Inc.	18,992	[a]	1,121,288
			5,446,809
Pharmaceuticals, Biotechnology & Life Sciences - 12.9%
89bio, Inc.	12,313	[a]	224,466
ACADIA Pharmaceuticals, Inc.	34,588	[a]	812,818
ADMA Biologics, Inc.	50,574	[a]	205,836
Akero Therapeutics, Inc.	4,943	[a]	220,359
Amicus Therapeutics, Inc.	39,115	[a]	440,435
Amphastar Pharmaceuticals, Inc.	14,933	[a]	662,577
Apellis Pharmaceuticals, Inc.	7,817	[a]	671,090
Arcellx, Inc.	7,001	[a]	309,094
argenx SE, ADR	898	[a]	349,053
Ascendis Pharma A/S, ADR	7,361	[a,b]	640,186
Assertio Holdings, Inc.	33,659	[a]	213,061

Description	Shares		Value ($)
Common Stocks - 95.0% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 12.9% (continued)
Avid Bioservices, Inc.	59,761	[a,b]	923,308
Axsome Therapeutics, Inc.	3,045	[a,b]	224,660
Azenta, Inc.	10,300	[a]	445,475
BioCryst Pharmaceuticals, Inc.	32,888	[a]	271,984
BioLife Solutions, Inc.	21,161	[a,b]	494,109
Biomea Fusion, Inc.	8,366	[a]	284,109
Bio-Techne Corp.	13,789		1,127,802
Bridgebio Pharma, Inc.	15,126	[a]	207,529
Chinook Therapeutics, Inc.	10,880	[a]	263,187
Corcept Therapeutics, Inc.	22,642	[a]	531,861
CryoPort, Inc.	40,550	[a]	746,526
CymaBay Therapeutics, Inc.	19,648	[a]	176,439
Cytokinetics, Inc.	1,448	[a]	54,575
Day One Biopharmaceuticals, Inc.	9,450	[a]	125,685
DICE Therapeutics, Inc.	5,140	[a]	162,475
Halozyme Therapeutics, Inc.	35,185	[a]	1,141,049
Harrow Health, Inc.	8,421	[a]	158,820
ImmunoGen, Inc.	29,124	[a]	397,251
Insmed, Inc.	8,218	[a]	156,389
Intra-Cellular Therapies, Inc.	8,183	[a]	485,906
Iovance Biotherapeutics, Inc.	58,201	[a]	508,677
IVERIC bio, Inc.	2,444	[a]	92,261
Karuna Therapeutics, Inc.	2,360	[a,b]	534,658
Kiniksa Pharmaceuticals Ltd., CI. A	21,107	[a]	292,543
Krystal Biotech, Inc.	6,894	[a]	812,458
Legend Biotech Corp., ADR	3,543	[a]	227,354
Ligand Pharmaceuticals, Inc.	9,218	[a]	645,997
Madrigal Pharmaceuticals, Inc.	1,843	[a]	513,110
Medpace Holdings, Inc.	7,638	[a]	1,580,837
Mesa Laboratories, Inc.	2,663	[b]	344,832
Mirum Pharmaceuticals, Inc.	10,034	[a]	263,192
Morphic Holding, Inc.	4,144	[a]	238,280
Neurocrine Biosciences, Inc.	5,726	[a]	512,649
OmniAb, Inc.	87,744	[a]	379,054
Optinose, Inc.	20,603	[a]	25,754
Pacira Biosciences, Inc.	27,838	[a]	1,058,679
Prestige Consumer Healthcare, Inc.	26,494	[a]	1,516,252
Prometheus Biosciences, Inc.	3,030	[a]	602,061
Protagonist Therapeutics, Inc.	10,001	[a]	260,726
Prothena Corp. PLC	4,395	[a]	291,960
PTC Therapeutics, Inc.	10,983	[a]	460,957
Puma Biotechnology, Inc.	8,670	[a]	29,045

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 95.0% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 12.9% (continued)
Quanterix Corp.	9,527	[a]	186,824
Revance Therapeutics, Inc.	26,323	[a]	804,431
Roivant Sciences Ltd.	11,594	[a]	105,389
Supernus Pharmaceuticals, Inc.	15,783	[a]	523,049
TG Therapeutics, Inc.	8,557	[a]	227,873
Vaxcyte, Inc.	10,590	[a]	524,417
Verona Pharma PLC, ADR	2,705	[a]	58,212
Viking Therapeutics, Inc.	18,122	[a]	397,959
Voyager Therapeutics, Inc.	18,186	[a]	207,139
Xenon Pharmaceuticals, Inc.	4,127	[a]	159,013
			27,513,756
Semiconductors & Semiconductor Equipment - 3.7%
Aehr Test Systems	5,373	[a,b]	177,417
Allegro MicroSystems, Inc.	14,538	[a]	571,780
Axcelis Technologies, Inc.	4,607	[a]	725,832
CEVA, Inc.	17,487	[a]	437,525
Impinj, Inc.	2,633	[a]	269,461
Lattice Semiconductor Corp.	8,514	[a]	692,273
Monolithic Power Systems, Inc.	1,350		661,379
Onto Innovation, Inc.	25,278	[a]	2,713,593
Rambus, Inc.	6,303	[a]	403,140
Semtech Corp.	8,133	[a]	176,811
Silicon Motion Technology Corp., ADR	1,795		109,926
SiTime Corp.	1,766	[a,b]	175,134
SMART Global Holdings, Inc.	10,095	[a]	227,945
Universal Display Corp.	1,648		242,800
Veeco Instruments, Inc.	10,288	[a]	251,130
			7,836,146
Software & Services - 12.1%
ACI Worldwide, Inc.	63,913	[a]	1,457,856
Agilysys, Inc.	12,780	[a]	950,064
Alarm.com Holdings, Inc.	17,470	[a]	877,343
Altair Engineering, Inc., Cl. A	4,483	[a]	328,738
Applied Digital Corp.	36,807	[a]	308,075
AppLovin Corp., Cl. A	8,080	[a,b]	202,081
Blackbaud, Inc.	14,753	[a]	1,082,280
BlackLine, Inc.	11,551	[a]	601,461
Box, Inc., Cl. A	5,314	[a]	149,695
C3.ai, Inc., Cl. A	8,055	[a,b]	322,281
CCC Intelligent Solutions Holdings, Inc.	23,217	[a]	253,994
Confluent, Inc., Cl. A	15,081	[a]	478,671
Consensus Cloud Solutions, Inc.	6,670	[a]	243,122

Description	Shares		Value ($)
Common Stocks - 95.0% (continued)
Software & Services - 12.1% (continued)
Couchbase, Inc.	11,516	[a]	236,308
Digital Turbine, Inc.	63,837	[a]	583,470
DoubleVerify Holdings, Inc.	56,087	[a]	1,955,753
Elastic NV	1,868	[a]	136,028
Envestnet, Inc.	14,703	[a]	769,408
Fair Isaac Corp.	3,328	[a]	2,621,366
Five9, Inc.	8,438	[a]	557,836
HashiCorp, Inc., Cl. A	4,397	[a]	150,993
Intapp, Inc.	4,382	[a]	185,227
InterDigital, Inc.	3,105		257,839
N-Able, Inc.	15,795	[a]	224,289
nCino, Inc.	16,747	[a,b]	460,375
Nutanix, Inc., Cl. A	27,182	[a]	805,131
Perficient, Inc.	13,041	[a]	997,245
Qualys, Inc.	4,256	[a]	537,363
SentinelOne, Inc., Cl. A	10,272	[a]	219,615
Smartsheet, Inc., Cl. A	4,577	[a]	226,928
SolarWinds Corp.	5,573	[a]	51,829
Sprout Social, Inc., Cl. A	21,177	[a]	917,176
SPS Commerce, Inc.	8,767	[a]	1,365,898
Teradata Corp.	5,350	[a]	250,701
The Descartes Systems Group, Inc.	33,169	[a]	2,564,959
Tyler Technologies, Inc.	1,905	[a]	756,209
UiPath, Inc., Cl. A	13,318	[a]	238,259
Vertex, Inc., Cl. A	12,082	[a]	265,562
Wix.com Ltd.	5,883	[a]	448,402
Workiva, Inc.	8,521	[a]	825,344
			25,865,174
Technology Hardware & Equipment - 5.7%
Arlo Technologies, Inc.	143,102	[a]	1,383,796
Badger Meter, Inc.	2,725		375,696
Bel Fuse, Inc., Cl. B	4,396		216,239
Belden, Inc.	11,415		998,699
Calix, Inc.	18,915	[a]	881,628
Cambium Networks Corp.	21,444	[a]	336,242
Digi International, Inc.	12,993	[a]	467,098
ePlus, Inc.	21,021	[a]	1,038,227
Evolv Technologies Holdings, Inc.	41,828	[a]	249,295
Extreme Networks, Inc.	21,016	[a]	432,930
Harmonic, Inc.	15,610	[a]	274,892
IonQ, Inc.	25,308	[a]	273,073
Itron, Inc.	3,919	[a]	265,434
Ituran Location & Control Ltd.	4,037		92,205

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 95.0% (continued)
Technology Hardware & Equipment - 5.7% (continued)
Napco Security Technologies, Inc.		38,575		1,434,604
Novanta, Inc.		8,909	[a]	1,475,330
OSI Systems, Inc.		2,012	[a]	239,448
Radware Ltd.		29,450	[a]	578,987
Super Micro Computer, Inc.		4,031	[a]	902,742
Vishay Intertechnology, Inc.		9,683		249,628
				12,166,193
Telecommunication Services - .5%
Iridium Communications, Inc.		17,050		1,023,682
Transportation - 2.5%
Allegiant Travel Co.		5,000	[a]	487,450
ArcBest Corp.		4,571		382,958
Copa Holdings SA, Cl. A		1,960	[b]	205,918
GXO Logistics, Inc.		9,161	[a]	512,283
Marten Transport Ltd.		70,228		1,485,322
RXO, Inc.		13,093	[a]	273,251
Saia, Inc.		2,804	[a]	796,785
TFI International, Inc.		6,031		634,944
XPO, Inc.		13,200	[a]	619,476
				5,398,387
Utilities - .5%
California Water Service Group		8,752		498,076
Portland General Electric Co.		9,625		469,026
				967,102
Total Common Stocks (cost $154,551,644)				202,256,197
		Number of Rights
Rights - .0%
Pharmaceuticals, Biotechnology & Life Sciences - .0%
OmniAb, Inc. - 12.50 Earnout		4,894	[d]	0
OmniAb, Inc. - 15.00 Earnout		4,894	[d]	0
Total Rights (cost $6,958)				0
	1-Day Yield (%)	Shares
Investment Companies - 5.5%
Registered Investment Companies - 5.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $11,656,685)	5.19	11,656,685	[e]	11,656,685

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $3,192,349)	5.19	3,192,349	[e]	3,192,349
Total Investments (cost $169,407,636)		102.0%		217,105,231
Liabilities, Less Cash and Receivables		(2.0%)		(4,222,815)
Net Assets		100.0%		212,882,416

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At May 31, 2023, the value of the fund’s securities on loan was $10,234,960 and the value of the collateral was $10,715,245, consisting of cash collateral of $3,192,349 and U.S. Government & Agency securities valued at $7,522,896. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d The fund held Level 3 securities at May 31, 2023. These securities were valued at $0 or .0% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	22.8
Industrials	21.8
Information Technology	21.5
Consumer Discretionary	10.0
Investment Companies	7.0
Financials	6.7
Consumer Staples	4.1
Communication Services	3.0
Materials	2.5
Energy	1.6
Real Estate	.5
Utilities	.5
102.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 5/31/2022	Purchases ($)†	Sales ($)	Value ($) 5/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 5.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 5.5%	14,691,745	277,718,261	(280,753,321)	11,656,685	392,526
Investment of Cash Collateral for Securities Loaned - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.5%	8,481,909	66,388,963	(71,678,523)	3,192,349	124,630	††
Total - 7.0%	23,173,654	344,107,224	(352,431,844)	14,849,034	517,156

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $10,234,960)—Note 1(c):
Unaffiliated issuers	154,558,602	202,256,197
Affiliated issuers	14,849,034	14,849,034
Receivable for investment securities sold		1,379,562
Dividends and securities lending income receivable		107,800
Receivable for shares of Common Stock subscribed		67,569
Tax reclaim receivable—Note 1(b)		4,524
Prepaid expenses		57,399
		218,722,085
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		195,336
Liability for securities on loan—Note 1(c)		3,192,349
Payable for investment securities purchased		2,095,470
Payable for shares of Common Stock redeemed		270,644
Directors’ fees and expenses payable		4,776
Other accrued expenses		81,094
		5,839,669
Net Assets ($)		212,882,416
Composition of Net Assets ($):
Paid-in capital		167,600,934
Total distributable earnings (loss)		45,281,482
Net Assets ($)		212,882,416

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,136,767	165,540	8,451,136	203,128,973
Shares Outstanding	59,348	10,390	412,019	9,864,438
Net Asset Value Per Share ($)	19.15	15.93	20.51	20.59

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2023

Investment Income ($):
Income:
Cash dividends (net of $3,925 foreign taxes withheld at source):
Unaffiliated issuers	1,548,109
Affiliated issuers	392,526
Income from securities lending—Note 1(c)	124,630
Total Income	2,065,265
Expenses:
Management fee—Note 3(a)	2,674,845
Custodian fees—Note 3(c)	86,219
Professional fees	80,298
Registration fees	64,877
Chief Compliance Officer fees—Note 3(c)	49,273
Directors’ fees and expenses—Note 3(d)	29,039
Shareholder servicing costs—Note 3(c)	15,174
Prospectus and shareholders’ reports	15,124
Loan commitment fees—Note 2	5,794
Interest expense—Note 2	1,696
Distribution fees—Note 3(b)	1,532
Miscellaneous	36,980
Total Expenses	3,060,851
Less—reduction in expenses due to undertaking—Note 3(a)	(125,890)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,151)
Net Expenses	2,933,810
Net Investment (Loss)	(868,545)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,176,750
Net change in unrealized appreciation (depreciation) on investments	(22,853,685)
Net Realized and Unrealized Gain (Loss) on Investments	(16,676,935)
Net (Decrease) in Net Assets Resulting from Operations	(17,545,480)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2023	2022
Operations ($):
Net investment (loss)	(868,545)	(2,579,715)
Net realized gain (loss) on investments	6,176,750	40,696,884
Net change in unrealized appreciation (depreciation) on investments	(22,853,685)	(162,171,451)
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,545,480)	(124,054,282)
Distributions ($):
Distributions to shareholders:
Class A	(137,671)	(332,673)
Class C	(20,335)	(70,262)
Class I	(895,234)	(3,161,020)
Class Y	(21,108,847)	(112,382,784)
Total Distributions	(22,162,087)	(115,946,739)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	392,051	314,626
Class C	-	100,100
Class I	5,981,378	14,107,360
Class Y	31,756,247	54,228,948
Distributions reinvested:
Class A	137,671	332,673
Class C	19,717	68,374
Class I	733,965	2,456,946
Class Y	9,762,677	50,024,995
Cost of shares redeemed:
Class A	(766,021)	(331,163)
Class C	(54,923)	(78,344)
Class I	(10,311,895)	(14,099,945)
Class Y	(206,647,629)	(193,744,784)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(168,996,762)	(86,620,214)
Total Increase (Decrease) in Net Assets	(208,704,329)	(326,621,235)
Net Assets ($):
Beginning of Period	421,586,745	748,207,980
End of Period	212,882,416	421,586,745

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31,
	2023	2022
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	18,552	11,465
Shares issued for distributions reinvested	7,261	12,132
Shares redeemed	(38,071)	(12,041)
Net Increase (Decrease) in Shares Outstanding	(12,258)	11,556
Class Cb
Shares sold	-	3,072
Shares issued for distributions reinvested	1,245	2,915
Shares redeemed	(3,207)	(3,628)
Net Increase (Decrease) in Shares Outstanding	(1,962)	2,359
Class Ia
Shares sold	272,819	445,197
Shares issued for distributions reinvested	36,174	84,460
Shares redeemed	(475,509)	(469,657)
Net Increase (Decrease) in Shares Outstanding	(166,516)	60,000
Class Ya
Shares sold	1,473,044	1,735,389
Shares issued for distributions reinvested	479,503	1,715,534
Shares redeemed	(9,364,076)	(6,994,218)
Net Increase (Decrease) in Shares Outstanding	(7,411,529)	(3,543,295)

[a]

During the period ended May 31, 2023, 256,997 Class Y shares representing $5,658,249 were exchanged for 257,852 Class I shares. During the period ended May 31, 2022, 414,308 Class Y shares representing $13,133,764 were exchanged for 415,311 Class I shares, 1,331 Class A shares representing $28,076 were exchanged for 1,253 Class I shares and 1,696 Class Y shares representing $48,480 were exchanged for 1,804 Class A shares.

[b]	During the period ended May 31, 2022, 194 Class C shares representing $5,247 were automatically converted to 169 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	22.07	33.26	23.63	23.18	28.94
Investment Operations:
Net investment (loss)[a]	(.13)	(.21)	(.25)	(.16)	(.18)
Net realized and unrealized gain (loss) on investments	(.98)	(5.45)	12.38	1.87	(1.28)
Total from Investment Operations	(1.11)	(5.66)	12.13	1.71	(1.46)
Distributions:
Dividends from net realized gain on investments	(1.81)	(5.53)	(2.50)	(1.26)	(4.30)
Net asset value, end of period	19.15	22.07	33.26	23.63	23.18
Total Return (%)[b]	(4.90)	(20.28)	52.22	7.19	(3.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.45	1.35	1.37	1.39	1.40
Ratio of net expenses to average net assets	1.30	1.30	1.30	1.30	1.30
Ratio of net investment (loss) to average net assets	(.61)	(.72)	(.82)	(.68)	(.68)
Portfolio Turnover Rate	90.57	98.16	112.92	105.26	101.14
Net Assets, end of period ($ x 1,000)	1,137	1,581	1,998	1,326	1,630

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	18.82	29.38	21.24	21.10	26.95
Investment Operations:
Net investment (loss)[a]	(.23)	(.37)	(.40)	(.31)	(.35)
Net realized and unrealized gain (loss) on investments	(.85)	(4.66)	11.04	1.71	(1.20)
Total from Investment Operations	(1.08)	(5.03)	10.64	1.40	(1.55)
Distributions:
Dividends from net realized gain on investments	(1.81)	(5.53)	(2.50)	(1.26)	(4.30)
Net asset value, end of period	15.93	18.82	29.38	21.24	21.10
Total Return (%)[b]	(5.68)	(20.84)	50.99	6.41	(3.71)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.34	2.22	2.31	2.16	2.33
Ratio of net expenses to average net assets	2.05	2.05	2.05	2.05	2.05
Ratio of net investment (loss) to average net assets	(1.36)	(1.47)	(1.56)	(1.43)	(1.43)
Portfolio Turnover Rate	90.57	98.16	112.92	105.26	101.14
Net Assets, end of period ($ x 1,000)	166	232	294	460	479

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended May 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	23.45	34.89	24.63	24.05	29.76
Investment Operations:
Net investment (loss)[a]	(.08)	(.13)	(.16)	(.09)	(.10)
Net realized and unrealized gain (loss) on investments	(1.05)	(5.78)	12.92	1.93	(1.31)
Total from Investment Operations	(1.13)	(5.91)	12.76	1.84	(1.41)
Distributions:
Dividends from net realized gain on investments	(1.81)	(5.53)	(2.50)	(1.26)	(4.30)
Net asset value, end of period	20.51	23.45	34.89	24.63	24.05
Total Return (%)	(4.74)	(20.01)	52.63	7.52	(2.88)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	.99	1.00	1.01	.98
Ratio of net expenses to average net assets	1.05	.99	1.00	1.01	.98
Ratio of net investment (loss) to average net assets	(.36)	(.41)	(.52)	(.37)	(.35)
Portfolio Turnover Rate	90.57	98.16	112.92	105.26	101.14
Net Assets, end of period ($ x 1,000)	8,451	13,564	18,091	8,826	12,949

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	23.51	34.96	24.66	24.07	29.77
Investment Operations:
Net investment (loss)[a]	(.06)	(.12)	(.15)	(.08)	(.09)
Net realized and unrealized gain (loss) on investments	(1.05)	(5.80)	12.95	1.93	(1.31)
Total from Investment Operations	(1.11)	(5.92)	12.80	1.85	(1.40)
Distributions:
Dividends from net realized gain on investments	(1.81)	(5.53)	(2.50)	(1.26)	(4.30)
Net asset value, end of period	20.59	23.51	34.96	24.66	24.07
Total Return (%)	(4.64)	(20.00)	52.73	7.56	(2.84)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02	.96	.96	.97	.95
Ratio of net expenses to average net assets	.98	.96	.96	.97	.95
Ratio of net investment (loss) to average net assets	(.29)	(.38)	(.48)	(.34)	(.34)
Portfolio Turnover Rate	90.57	98.16	112.92	105.26	101.14
Net Assets, end of period ($ x 1,000)	203,129	406,209	727,826	462,795	519,312

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Select Managers Small Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser and the fund’s portfolio allocation manager. EAM Investors, LLC (“EAM”), Geneva Capital Management, LLC (“Geneva”), Granite Investment Partners, LLC (“Granite”), Nicholas Investment Partners, L.P. (“Nicholas”), Redwood Investments, LLC (“Redwood”) and Rice Hall James & Associates, LLC (“Rice Hall”), serve as the fund’s sub-advisers (collectively the “Sub-Advisers”), each managing an allocated portion of the fund’s portfolio.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 425 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (75 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and

NOTES TO FINANCIAL STATEMENTS (continued)

the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the

NOTES TO FINANCIAL STATEMENTS (continued)

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	202,256,197	-	-	202,256,197
Investment Companies	14,849,034	-	-	14,849,034
Rights	-	-	0	0

† See Statement of Investments for additional detailed categorizations, if any.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Rights ($)
Balance as of 5/31/2022	-
Purchases/Issuances	0
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 5/31/2023†	0
The amount of total net realized gain (loss) for the period included in earnings attributable to the net change in unrealized appreciation (depreciation) relating to investments still held at 5/31/2023	-

† Securities deemed as Level 3 due to the lack of significant observable inputs by management assessment.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of May 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely

NOTES TO FINANCIAL STATEMENTS (continued)

manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2023, BNY Mellon earned $16,983 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Multi-Manager Risk: Each sub-adviser makes investment decisions independently, and it is possible that the investment styles of the sub-advisers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser. In addition, if one sub-adviser buys a security during a time frame when another sub-adviser sells it, the fund will incur transaction costs and the fund’s net position in the security may be approximately the same as it would have been with a single adviser and no such sale and purchase.

Allocation Risk: The ability of the fund to achieve its investment goal depends, in part, on the ability of the Adviser to allocate effectively the fund’s assets among the sub-advisers. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2023, the fund did not incur any interest or penalties.

Each tax year for the four-year period ended May 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $4,521,642 and unrealized appreciation $40,759,840.

The tax character of distributions paid to shareholders during the fiscal years ended May 31, 2023 and May 31, 2022 were as follows: ordinary income $0 and $50,342,193, and long-term capital gains $22,162,087 and $65,604,546, respectively.

During the period ended May 31, 2023, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased total distributable earnings (loss) by $866,709 and

NOTES TO FINANCIAL STATEMENTS (continued)

decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2023 was approximately $32,877 with a related weighted average annualized interest rate of 5.16%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from June 1, 2022 through September 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of Class A, C, I and Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and .98% of the value of the respective class’ average daily net assets. On or after September 30, 2023, the Adviser may terminate these expense limitations at any time. The reduction in expenses, pursuant to the undertaking, amounted to $125,890 during the period ended May 31, 2023.

Pursuant to separate sub-investment advisory agreements between the Adviser and the Sub-Advisers, each serves as the fund’s sub-adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays each sub-adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

During the period ended May 31, 2023, the Distributor retained $33 from commissions earned on sales of the fund’s Class A shares and $150 from CDSC fees on redemptions of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended May 31, 2023, Class C shares were charged $1,532 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2023, Class A and Class C shares were charged $3,840 and $511, respectively, pursuant to the Shareholder Services Plan.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2023, the fund was charged $5,804 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1,151.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2023, the fund was charged $86,219 pursuant to the custody agreement.

During the period ended May 31, 2023, the fund was charged $49,273 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $165,138, Distribution Plan fees of $109, Shareholder Services Plan fees of $311, Custodian fees of $36,000, Chief Compliance Officer fees of $13,866 and Transfer Agent fees of $1,154, which are offset against an expense reimbursement currently in effect in the amount of $21,242.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2023, amounted to $260,017,962 and $449,539,957, respectively.

At May 31, 2023, the cost of investments for federal income tax purposes was $176,345,391; accordingly, accumulated net unrealized appreciation on investments was $40,759,840, consisting of $57,947,612 gross unrealized appreciation and $17,187,772 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Select Managers Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Select Managers Small Cap Growth Fund (the “Fund”) (one of the funds constituting BNY Mellon Strategic Funds, Inc. (the “Company”)), including the statement of investments, as of May 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Strategic Funds, Inc.) at May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
July 21, 2023

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports $1.81 per share as a long-term capital gain distribution paid on December 15, 2022.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Joni Evans (81)

Board Member (2006)

Principal Occupation During Past 5 Years:

• www.wowOwow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 17

———————

Joan Gulley (75)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, President (February 2023-Present)

• Orchard Island Club, golf and beach club, Governor (2016-February 2023)

No. of Portfolios for which Board Member Serves: 39

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Alan H. Howard (63)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 17

———————

Robin A. Melvin (59)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Burton N. Wallack (72)

Board Member (2006)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology, Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 17

———————

Benaree Pratt Wiley (77)

Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 57

———————

Gordon J. Davis (81)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Investment Management since February 2023; Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of BNY Mellon. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since April 2015.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023, and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023, and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 106 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Select Managers Small Cap Growth Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Advisers

EAM Investors, LLC

215 Highway 101, Suite 216
Solana Beach, CA 92075

Geneva Capital Management, LLC

411 E Wisconsin Avenue,

Suite 2320

Milwaukee, WI 53202

Granite Investment Partners, LLC

2121 Rosecrans Avenue, Suite 2360

El Segundo, CA 90245

Nicholas Investment Partners, L.P.

6451 El Sicomoro
Rancho Santa Fe, CA 92067

Redwood Investments, LLC

One Gateway Center, Suite 802

Newton, MA 02458

Rice Hall James & Associates

600 West Broadway, Suite 1000

San Diego, CA 92101

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DSGAX Class C: DSGCX Class I: DSGIX Class Y: DSGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6289AR0523

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

  Not applicable.

Item 13. Portfolio Managers for Closed-End Management Investment Companies.

  Not applicable.

Item 14. Purchases of Equity Securities By Closed-End Management Investment Companies and Affiliated Purchasers.

 Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

 There have been no materials changes to the procedures applicable to Item 15.

Item 16. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

  Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

  Not applicable.

Item 19. Exhibits.

  (a)(1) Not applicable.

  (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

  (a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By: /s/ David J. DiPetrillo

 David J. DiPetrillo

 President (Principal Executive Officer)

Date: August 13, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

 David J. DiPetrillo

 President (Principal Executive Officer)

Date: August 13, 2024

By: /s/ James Windels

 James Windels

 Treasurer (Principal Financial Officer)

Date: August 13, 2024

EXHIBIT INDEX

 (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

 (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)